UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders

Willdan Group Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on June 1, 2012.  At the Annual Meeting, three proposals, which are described in detail in the Company’s definitive proxy statement dated April 18, 2012 for the Annual Meeting (the “Proxy Statement”), were submitted to a vote of the stockholders.  The stockholders voted to (i) elect the six director nominees named in the Proxy Statement; (ii) ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”) and (iii) approve an amendment to the Company’s 2008 Performance Incentive Plan.

The total number of shares present in person or by proxy was equal to 70.40% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting.  Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results of the vote for each proposal were as follows:

Proposal 1

Each individual listed below was elected to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until his or her respective successor is elected and qualified, or until his or her earlier resignation or removal.

	For	Withheld	Broker Non-Vote
Win Westfall	3,912,389	42,850	1,181,782
Thomas D. Brisbin	3,068,733	886,506	1,181,782
Raymond W. Holdsworth	3,900,389	54,850	1,181,782
Douglas J. McEachern	3,058,733	896,506	1,181,782
Keith W. Renken	3,902,389	52,850	1,181,782
John M. Toups	3,058,613	896,626	1,181,782

Proposal 2

Ratification of the Board of Directors’ appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2012.

For	Against	Abstain	Broker Non-Vote
5,101,956	29,459	5,606	0

Proposal 3

Approval of the amendment to the Company’s 2008 Performance Incentive Plan.

For	Against	Abstain	Broker Non-Vote
2,989,458	918,881	46,900	0

Item 7.01.              Regulation FD Disclosure

At the Annual Meeting, the Company’s President and Chief Executive Officer, Thomas D. Brisbin, indicated in a question and answer session that the Company expects to incur a net loss in the second fiscal quarter of 2012.

Item 8.01.              Other Events

On June 1, 2012 at a meeting of the Company’s Board of Directors, the Compensation Committee of the Board of Directors voted to suspend the salary increases, which were previously disclosed in the Proxy Statement, for Thomas D. Brisbin, Kimberly D. Gant and Marc Tipermas of $50,000, $25,000 and $35,000, respectively.

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s 2011 Annual Report on Form 10-K and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2012. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: June 1, 2012	By:	/s/ Kimberly D. Gant
Kimberly D. Gant
Chief Financial Officer